UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Genaera Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GENAERA CORPORATION

5110 Campus Drive

Plymouth Meeting, Pennsylvania 19462

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 11, 2004

TO THE STOCKHOLDERS OF

GENAERA CORPORATION:

Notice is hereby given that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Genaera Corporation will be held at the DoubleTree Hotel, 601 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 on Tuesday, May 11, 2004, at 10:00 a.m. local time, for the following purposes:

1.	To elect six directors to the Board of Directors;

2.	To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2004;

3.	To approve the Genaera Corporation 2004 Stock-Based Incentive Compensation Plan; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record as of the close of business on March 19, 2004 (the “Record Date”) will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournment thereof. A list of our stockholders as of the close of business on March 19, 2004 will be available for inspection during normal business hours for ten days prior to the Annual Meeting at the Company’s executive offices at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462.

By Order of the Board of Directors,

/s/    John A. Skolas

JOHN A. SKOLAS

Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Plymouth Meeting, Pennsylvania

April 1, 2004

THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING MAILED ON OR ABOUT APRIL 1, 2004.

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

GENAERA CORPORATION

5110 Campus Drive

Plymouth Meeting, Pennsylvania 19462

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 11, 2004

This Proxy Statement and the accompanying form of proxy are being mailed on or about April 1, 2004 to the stockholders of Genaera Corporation (“we”, the “Company”, or “Genaera”). These materials are being furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the DoubleTree Hotel, 601 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 on Tuesday, May 11, 2004, at 10:00 a.m. local time, and at any adjournments thereof.

Solicitation of proxies is made on behalf of us and our Board of Directors. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by officers and directors and a small number of employees of the Company who will not be specially compensated for such services. The Company also will request banks and brokers to solicit proxies from their customers, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

In accordance with a notice previously sent to certain street-name stockholders who share a single address, the Company is sending only one annual report and proxy statement to that address unless the Company received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, they may telephone Investor Relations at (610) 941-4020 or write them at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462. If you are receiving multiple copies of the Company’s annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

The Company’s Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, is being mailed to stockholders with this Proxy Statement, but does not constitute a part of this Proxy Statement. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the U. S. Securities and Exchange Commission, is available without charge upon written request to Investor Relations, Genaera Corporation, 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 or in the SEC’s EDGAR database at www.sec.gov.

VOTING AT THE MEETING

Holders of record of shares of the Company’s common stock at the close of business on March 19, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 52,197,102 shares of common stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share of common stock outstanding in such stockholder’s name. A list of stockholders eligible to vote will be available for inspection by stockholders at our principal place of business, 5110 Campus Drive, Plymouth Meeting, Pennsylvania during normal business hours beginning on May 1, 2004.

The Company presently has no other class of stock outstanding and entitled to be voted at the Annual Meeting. The presence in person or by proxy of stockholders of a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum.

Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a stockholder may authorize the voting of his, her or its shares at the Annual Meeting. The shares of common stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with each stockholder’s directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Brokers who hold shares in street name for customers have the authority under the rules of various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals. A broker non-vote will have no effect in the outcome of the election of directors, as the directors are to be elected by a plurality of the votes cast.

Directors are to be elected at the Annual Meeting by a plurality of the votes cast by holders of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Votes may be cast in favor of a director nominee or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect other than for purposes of determining the presence of a quorum.

With regard to the ratification of KPMG LLP as independent accountants and the approval and adoption of the Genaera Corporation 2004 Stock-Based Incentive Compensation Plan, the affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on these matters is required to approve such matters. On such matters, broker non-votes are not considered shares entitled to vote on these matters and therefore will not be taken into account in determining the outcome of the vote on these matters. Abstentions are considered shares entitled to vote on these matters and therefore will have the effect of a vote against these matters.

Execution of the accompanying proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written or oral notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted.

Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company’s transfer agent in the name of a broker or bank, you must secure a proxy from your broker or bank assigning voting rights to you for your shares of common stock.

CORPORATE GOVERNANCE

In accordance with General Corporation Law of the State of Delaware and our Third Restated Certificate of Incorporation and Restated Bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although directors are not involved in the day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

The Company has been reviewing its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company has adopted and will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the National Association of Securities Dealers Automated Quotation System.

Meetings of the Board of Directors

The Board of Directors of the Company held eleven meetings and committees of the Board held thirteen meetings during 2003. Each of the incumbent directors attended at least 75% of the meetings of the Board of Directors held during the period for which he was a director and the meetings of the committee or committees on which he served during such period, with the exception of Robert F. Shapiro who attended 64% of such meetings. The directors in the aggregate attended approximately 86% of their Board of Directors and assigned committee meetings during such period.

Director Independence

The Board of Directors has determined that the following directors are independent under the listing standards of the National Association of Securities Dealers: R. Frank Ecock, Zola P. Horovitz, Ph.D., Osagie O. Imasogie, Robert F. Shapiro and James B. Wyngaarden, M.D.

Committees of the Board of Directors

The General Corporation Law of the State of Delaware provides that the Board of Directors, by resolution adopted by a majority of the entire Board, may designate one or more committees, each of which shall consist of one or more directors. The Board of Directors annually elects from its members an Audit Committee, Compensation Committee and Nominating Committee.

Audit Committee.    The Audit Committee operates under a written charter adopted by the Board of Directors, which is filed as Exhibit A to this Proxy Statement. The principal functions of the Audit Committee are to serve as an independent and objective party to monitor the integrity of the Company’s financial reporting process and systems of internal financial controls regarding finance, accounting and legal compliance; monitor the independence and performance of the Company’s independent accountants; and provide an open avenue of communication among the independent accountants, management and the Board of Directors. The Audit Committee also has the authority to select or replace the independent accountants. The Audit Committee held seven meetings during 2003. The current members of the Audit Committee are Dr. Horovitz (Chairman) and Messrs. Imasogie and Shapiro. Each of the members of the Audit Committee is independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the “NASD”) and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All Audit Committee members satisfy NASD Rule 4350(d)(2)(A) regarding fundamental understanding of financial statements and both Messrs. Shapiro and Imasogie fulfill the Rule’s specific requirement that at least one Audit Committee member possess “past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.” The Board has not designated a financial expert, as defined in Rule 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The board believes the cumulative financial sophistication and experience of the Audit Committee members allow the Committee to perform its role effectively, given the nature of the Company’s current activities.

Compensation Committee.    The Compensation Committee has general supervisory power over, and the power to grant awards under, the Company’s equity compensation plans. In addition, the Compensation Committee recommends to the Board the compensation of the Company’s President and Chief Executive Officer, reviews and takes action on the recommendations of the President and Chief Executive Officer as to the compensation of the Company’s other officers and key personnel, approves the grants of any bonuses to officers and reviews other compensation matters generally. The Compensation Committee held three meetings during 2003. The current members of the Compensation Committee are Dr. Horovitz (Chairman), Mr. Ecock and Mr. Shapiro. Each of the members of the Compensation Committee is independent under Rule 4200(a)(15) of the listing standards of the NASD and as that term is used in Section 10A(m)(3) of the Exchange Act.

Nominating Committee.    The Nominating Committee operates under a written charter adopted by the Board of Directors, which is filed as Exhibit B to this Proxy Statement. The Nominating Committee is authorized to consider candidates for directors of the Company. It is the policy of the Nominating Committee to consider director nominees recommended by stockholders. The deadlines and procedures for stockholder submissions of director nominees are described below under “Stockholder Proposals for the 2005 Annual Meeting.” Any such recommendation, together with the nominee’s qualifications and consent to being considered as a nominee, should be sent in writing to the Nominating Committee c/o the Office of the Corporate Secretary, 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462. The Nominating Committee held two meetings during 2003. The current members of the Nominating Committee are Mr. Ecock and Dr. Wyngaarden. Each of the members of the Nominating Committee is independent under Rule 4200(a)(15) of the listing standards of the NASD and as that term is used in Section 10A(m)(3) of the Exchange Act.

Compensation of Directors

All non-employee directors receive an annual fee of $15,000 for their services to the Company as directors, pro rated in accordance with the period served, grants of stock options for 20,000 shares annually and reimbursement for expenses incurred in connection with attending meetings of the Board of Directors. During 2003, the Compensation Committee awarded one stock option grant to purchase 10,000 shares to each non-employee director at an exercise price of $2.74, the fair market value as of the date of grant. In 2004, the Compensation Committee awarded one stock option grant to purchase 10,000 shares to each non-employee director who was serving on the Board of Directors of the Company as of December 31, 2003 at an exercise price of $4.65, the fair market value as of the date of grant. These options are non-qualified stock options to acquire shares of common stock with a stated term of ten years, vesting in four equal annual installments beginning one year after the date of grant. If a “change in control” (as defined in the Amended 1998 Equity Compensation Plan) were to occur, these options would become immediately exercisable in full.

Communications with the Board

Stockholders may communicate with the Board of Directors by sending a letter to Genaera Board of Directors, c/o the Office of the Corporate Secretary, 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462. The Office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to Genaera Corporation or its business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Code of Ethics

The Board of Directors is committed to ethical business practices. The Company adopted a corporate code of ethics in December 2003. This code of ethics applies to all of the Company’s employees and directors and includes the code of ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller within the meaning of the SEC regulations adopted under the Sarbanes-Oxley Act of 2002. The Company’s corporate code of ethics is posted under the Investors section of its website at www.genaera.com. Please note that none of the information on the Company’s website is incorporated by reference in this proxy statement.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board of Directors of the Company consists of such number of directors as is fixed from time to time by resolution adopted by the Board of Directors. At the Annual Meeting, six directors are to be elected. Each director will hold office until the 2005 Annual Meeting, the election and qualification of his successor or his earlier death, removal or resignation.

The Board of Directors has nominated R. Frank Ecock, Zola P. Horovitz, Ph.D., Osagie O. Imasogie, Roy C. Levitt, M.D., Robert F. Shapiro and James B. Wyngaarden, M.D. for election as directors of the Company. All nominees are directors of the Company whose terms expire at the 2004 Annual Meeting. Stockholders are also entitled to nominate candidates for the Board of Directors in accordance with the process set forth under the heading “Stockholder Proposals for the 2005 Annual Meeting” in this Proxy Statement.

All nominees have consented to be named and to serve if elected. Unless otherwise instructed by the stockholders, the persons named in the proxies will vote the shares represented thereby for the election of such nominees. The Board of Directors believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board of Directors, or the Board may decide to reduce the number of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION

Name of Director	Age	Year First Became Director	Principal Occupations During at Least the Past Five Years and Certain Directorships
R. Frank Ecock	68	2001	Mr. Ecock has served as a director of the Company since 2001. Mr. Ecock was employed by Merck & Company, Inc. for thirty-three years until his retirement in December 1991. From November 1989 until December 1991, he was Vice President, North American Operations of Merck and was responsible for operations, quality control and engineering support for five plants and the headquarters site. Since December 1991, Mr. Ecock has been a consultant to the pharmaceutical and biotechnology industries.

Zola P. Horovitz, Ph.D.	69	1995	Dr. Horovitz served as Chairman of the Board of Directors from August 1998 through November 2000, and has served as a director of the Company since 1995. Dr. Horovitz was employed by Bristol-Myers Squibb Company (“Bristol-Myers”) and its predecessor, Squibb Corporation, for over thirty years. At the time of his retirement in 1994, Dr. Horovitz was Vice President of Business Development at Bristol-Myers. Since 1994, Dr. Horovitz has been a consultant to the pharmaceutical and biotechnology industries and is also a director of Avigen Inc., BioCryst Pharmaceuticals Inc., Genvec Inc., Palatin Technologies Inc., Paligent Inc., Dov Pharmaceuticals Inc., and Nitromed Inc.

Osagie O. Imasogie	42	2004	Mr. Imasogie was appointed at the Board of Directors’ December 11, 2003 meeting and joined the Board January 1, 2004. From 2000 until January 2004, Mr. Imasogie served as the Vice President and a Director of the Genetics and Discovery Venture at GlaxoSmithKline R&D. In 2000, Mr. Imasogie served as Vice President and Director of Product Development Strategy at SmithKline Beecham R&D. From 1997 to 2000, Mr. Imasogie served as Senior Vice President of Business Development, General Counsel and Secretary of Endo Pharmaceuticals. Previously, Mr. Imasogie has served as Vice President of Dupont Merck Pharmaceutical Company and as a Partner / Director at Price Waterhouse.

Roy C. Levitt, M.D.	50	1997	Dr. Levitt has served as President and Chief Executive Officer since November 2000 and a director of the Company since 1997. Dr. Levitt served as Executive Vice President and Chief Operating Officer of the Company from August 1998 through November 2000. Dr. Levitt was appointed head of Research and Development at the Company, and served as Executive Vice President upon joining the Company in January 1996. Prior to joining the Company, Dr. Levitt was a faculty member at Johns Hopkins University in the Department of Anesthesiology and Critical

Name of Director	Age	Year First Became Director	Principal Occupations During at Least the Past Five Years and Certain Directorships
			Care Medicine, from 1986 to 1995, in Neurological Surgery from 1995 to 1996 and in Environmental Health Sciences from 1988 to 1996.

Robert F. Shapiro	69	1996	Mr. Shapiro has served as a director of the Company since September 1996. Since 1997, Mr. Shapiro has been the Vice Chairman and a Partner of Klingenstein, Fields and Co., LLC, an investment management firm. From 1988 until 2004, Mr. Shapiro also served as President of RFS & Associates, Inc., a private investment and consulting firm. Previously, Mr. Shapiro served as President and Co-Chairman of Wertheim Schroder & Co., Inc. and Chairman of New Street Capital Corporation, investment banking firms. Mr. Shapiro is also a director of The Burnham Fund, Inc. and The TJX Companies, Inc.

James B. Wyngaarden, M.D.	79	1996	Dr. Wyngaarden has served as a director of the Company since September 1996. Since 1996, Dr. Wyngaarden has been a partner in the Washington Advisory Group, a consulting firm. From 1995 to 1997, Dr. Wyngaarden was Senior Associate Dean, International Affairs, University of Pennsylvania Medical School. From 1990 to 1994, Dr. Wyngaarden was Foreign Secretary of the U.S. National Academy of Sciences and Institute of Medicine. From 1990 to 1994, Dr. Wyngaarden also served as Associate Dean at Duke University Medical School. From 1956 to 1994, Dr. Wyngaarden served as a Professor of Medicine at Duke University Medical School. Dr. Wyngaarden previously served in several capacities, including as the Director of the National Institutes of Health from 1982 to 1989. Dr. Wyngaarden is also a director of Human Genome Sciences, Inc. and Hybridon, Inc.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF

KPMG LLP AS INDEPENDENT ACCOUNTANTS

The Board of Directors, on the recommendation of the Audit Committee, has reappointed KPMG LLP as our independent accountants for the year ending December 31, 2004, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of KPMG LLP as our independent accountants is not required by our bylaws, Delaware corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of KPMG LLP as independent accountants, the Board of Directors will consider whether to retain that firm for the year ending December 31, 2004.

KPMG LLP has audited our financial statements since their appointment in 1999. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed by KPMG LLP to us for:

	2003	2002
Audit Fees, including the audit of our annual financial statements, the review of financial statements in our quarterly reports on Form 10-Q, services related to SEC Registration Statements and issuance of comfort letters.	$191,660	$121,785

Audit Related Fees	$0	$0

Tax Related Fees, including tax compliance, advice and planning	$8,950	$8,360

All Other Fees, other than for services covered above	$0	$0

The Audit Committee’s policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee will also pre-approve all non-audit related services proposed to be provided by the Company’s independent auditors. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. The tax related fees were incurred pursuant to an engagement letter entered into prior to the effective date of SEC Rules governing auditor independence.

The affirmative vote of the holders of a majority of the common stock represented at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS.

PROPOSAL NO. 3—APPROVAL OF THE COMPANY’S

2004 STOCK-BASED INCENTIVE COMPENSATION PLAN

On March 22, 2004, our Board of Directors authorized the adoption of the 2004 Stock-Based Incentive Compensation Plan (the “2004 Plan”). Pursuant to the proposed corporate governance reforms of the NASDAQ Stock Market, stockholder approval must be obtained when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors, unless the grant of shares is to persons not previously employed by us as an inducement to their entering into employment contracts with us and is approved by our Compensation Committee or a majority of the independent members of our Board of Directors. In addition, stockholder approval will permit us to make incentive stock option awards and to ensure certain grants will not be subject to certain limits on tax deductions. If stockholder approval is obtained, we will be able to make stock option grants and grants of restricted stock or deferred stock (all of which are described below) to existing employees. The Board of Directors believes that stockholder approval of the 2004 Plan is necessary to ensure that we will be able to support our continuing efforts to attract and retain highly qualified employees. Stockholder approval requires the affirmative vote of a majority of shares present and entitled to vote at the Annual Meeting, in person or by proxy, and voting thereon. A copy of the 2004 Plan is attached to this proxy statement as Exhibit C.

Summary of the 2004 Stock-Based Incentive Compensation Plan

Purpose.    The purpose of the 2004 Plan is to assist us, our subsidiaries and our affiliates in attracting and retaining valued employees, consultants and directors by offering them a greater stake in our success and a closer identification with it, and to encourage ownership of our stock by such employees, consultants and directors.

Term.    If stockholder approval is obtained, the 2004 Plan will terminate on May 10, 2014, unless earlier terminated by the Board of Directors.

Administration.    If stockholder approval is obtained, the 2004 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee is currently comprised of three members, each of whom is a member of the Board of Directors, a “non-employee director” as defined under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act and an “outside director” as defined under Section 162(m) of the Code and the regulations thereunder. The current members of the Compensation Committee are Dr. Horovitz (Chairman), Messrs. Ecock and Shapiro. In addition, the Board of Directors may designate one or more of its members or officers of the Company to serve as a secondary committee and delegate to the secondary committee authority to grant awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Exchange Act or section 162(m) of the Code. The secondary committee will have the same authority with respect to selecting the individuals to whom awards are granted and establishing the terms and conditions of awards as the Compensation Committee has under the terms of the 2004 Plan.

The Compensation Committee has the following powers and authority with regard to the 2004 Plan:

•	to interpret and administer the 2004 Plan;

•	to select the participants who are to receive awards under the 2004 Plan;

•	to determine the times at which awards will be granted;

•	to determine the amount of awards to be granted to each such participant;

•	to unilaterally amend existing awards without the consent of the participant; provided that such amendment does not adversely affect the participant and that no award my be repriced, replaced, regranted through cancellation or modified without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award;

•	to amend existing awards that adversely affect a participant; provided that the participant consents; and

•	to determine the terms and conditions of awards granted under the 2004 Plan and the terms of grant instruments which will be entered into with participants in the with respect to the 2004 Plan.

The Compensation Committee has the power to establish different terms and conditions with respect to different participants in the 2004 Plan.

Participation.    All consultants, directors and employees of the Company are eligible to participate in the 2004 Plan. The Compensation Committee shall determine from time to time the individuals who are to receive awards under the 2004 Plan. If the 2004 Plan had been effective as of December 31, 2003, approximately 31 employees, including our executive officers, and each of our six directors would have been eligible to participate in the 2004 Plan.

Except as set forth below, during the lifetime of a participant, awards shall be exercisable only by the participant, and no awards will be transferable other than by will or the laws of descent and distribution. Any attempt to pledge, assign or transfer an award for any reason during the participant’s lifetime shall be void and the relevant award shall be forfeited. The Compensation Committee may grant awards (except incentive stock options) that are transferable by a participant during his or her lifetime, but such awards shall be transferable only to the extent specifically provided in the grant instrument entered into with the participant. The transferee of the participant shall, in all cases, be subject to the provisions of the grant instrument between the Company and the participant. No incentive stock option shall be transferable other than by will or the laws of descent and distribution and, during the lifetime of a participant, shall be exercisable only by the participant. Upon the death of a participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an incentive stock option only in accordance with the terms of the 2004 Plan.

Shares of Stock Available for Grant.    If stockholder approval is obtained, a total not exceeding an aggregate amount of 4,500,000 shares of Common Stock will be available for issuance under the 2004 Plan. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Common Stock subject to options that may be granted to any one individual shall not exceed 500,000 shares of Common Stock during any calendar year (the “Individual Limit”).

The 2004 Plan provides that the number of shares or options issuable or transferable to participants and other relevant features of each award may be appropriately adjusted by the Compensation Committee if any change in the outstanding shares of common stock occurs by reason of a stock split or recapitalization, any pro rata distribution to all stockholders of property in respect to or in exchange for their outstanding shares of common stock or other similar corporate change occurs.

Incentive Awards to Our Directors.    If stockholder approval of the 2004 Plan is obtained, each director who is not an employee of the Company and who is initially elected to the Board of Directors after such approval shall receive an option to purchase 20,000 shares of Common Stock upon his or her initial election to our Board of Directors, and the shares of Common Stock underlying such option shall vest one-quarter per year that such director remains a director for four years beginning on the first anniversary of the grant. Beginning at the Annual Meeting and at each annual meeting of our stockholders held thereafter while the 2004 Plan is in effect, each director continuing as such after such meeting who is not an employee of the Company shall receive an option to purchase 20,000 shares of Common Stock, and the shares of Common Stock underlying such option shall vest one-quarter per year that such director remains a director for four years beginning on the first anniversary of the grant; provided, however, that in the event a director resigns from our Board of Directors other than for cause prior to such four-year anniversary, the vesting of such option shall accelerate so that such option immediately becomes exercisable with respect to one-forty-eighth of the shares of Common Stock underlying such option for each full month that has elapsed between the date of the grant of such option and the date of such resignation. The price per share at which Common Stock may be purchased upon the exercise of an option granted to a director who is not an employee of the Company shall be not less than the fair market value of a share of Common Stock on the date of grant.

Options.    The specific terms and conditions of each option shall be set forth in a written option grant instrument, which shall comply with the 2004 Plan.

The Compensation Committee shall establish the time and the manner in which an option may be exercised and has a right to amend the terms of option grant instruments in certain circumstances. The price per share at which Common Stock may be purchased upon exercise of an option shall be determined by the Compensation Committee, but, in the case of incentive stock options, shall be not less than the fair market value (as such term is defined in the 2004 Plan) of a share of Common Stock on the date of grant. In the case of any incentive stock option granted to a ten percent stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant. The option price for non-qualified options may not be less than the fair market value of a share of Common Stock on the date of grant.

The option price of the shares of Common Stock received upon the exercise of an option shall be paid: (i) in full in cash at the time of exercise, (ii) with the consent of the Compensation Committee, in whole or in part in Common Stock held by the participant for at least six months and valued at their fair market value on the date of exercise, or (iii) by such other method as the Compensation Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. With the consent of the Compensation Committee, payment upon the exercise of a non-qualified option may be made in whole or in part by shares of Common Stock which have been held by the participant for at least six months. Special rules apply which limit the time of exercise of an option following an employee’s termination of employment or upon the occurrence of a change in control of the Company. The Compensation Committee may impose additional restrictions on the exercise of any option.

Deferred Stock.    In a deferred stock award, we will deliver, subject to certain conditions which could include achievement of performance goals determined by the Compensation Committee, a fixed number of shares of Common Stock to the participant at the end of a specified deferral period or periods. During the deferral period(s), the participant has no rights as a stockholder with respect to any such shares. Amounts equal to any dividends declared during the deferral period with respect to deferred stock that is not subject to the achievement of specified performance goals will either be paid to the participant, reinvested in additional shares of deferred stock or otherwise reinvested, as determined by the Compensation Committee at the time of the award. Dividends paid during the deferral period on deferred stock subject to a performance goal shall be reinvested in additional deferred stock and the expiration of the deferral period for such deferred stock shall be subject to the performance goals. Shares of Common Stock awarded pursuant to a deferred stock award shall be issued and delivered at the end of a deferral period as specified in the deferred stock grant instrument evidencing such award.

Restricted Stock.    In a restricted stock award, the Compensation Committee grants to a participant shares of Common Stock that are subject to certain restrictions, including vesting of such stock upon rendering of additional service or the happening of certain events, including the achievement of certain performance goals determined by the Compensation Committee. During the restriction period, holders of restricted stock have the right to vote the shares of restricted stock. Amounts equal to any dividends declared during the restriction period with respect to restricted stock that is not subject to the achievement of specified performance goals will either be paid to the participant, reinvested in additional shares of restricted stock or otherwise invested, as determined by the Compensation Committee at the time of the award. Dividends paid during the restriction period on restricted stock subject to a performance goal shall be reinvested in additional restricted stock and the expiration of the restriction period for such restricted stock shall be subject to the performance goals. Generally, certificates representing shares of Common Stock awarded pursuant to a restricted stock award will be issued to the participant and deposited by the participant with the Company to be held in escrow during the restriction period. The Compensation Committee may modify or accelerate the delivery of shares of restricted stock.

Amendment of the 2004 Plan.    The Board of Directors may modify or amend, suspend or terminate the 2004 Plan at any time, provided that no such amendment shall be made without stockholder approval that would

(i) increase (except as provided in the 2004 Plan) the total number of shares available for issuance pursuant to the 2004 Plan, (ii) change the class of participants eligible to participate, (iii) modify the Individual Limit (except as provided in the 2004 Plan) or the categories of performance goals set forth in the 2004 Plan or (iv) change the amendment and termination provisions of the 2004 Plan. Termination of the 2004 Plan shall not affect options outstanding under the 2004 Plan at the time of termination.

Changes in Capitalization.    In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in our corporate structure affecting our Common Stock, or any distribution to our stockholders other than a cash dividend, the Board of Directors shall make the appropriate adjustment in the number and kind of shares authorized by the 2004 Plan and other adjustments to outstanding awards as it deems appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The fair market value of any fractional shares resulting from such adjustments shall, where appropriate, be paid in cash to the holders.

Change of Control.    Upon a change of control of the Company (as defined in the 2004 Plan) and unless the Compensation Committee determines otherwise, the Compensation Committee shall fully vest all awards made under the 2004 Plan. In addition, upon a change of control of the Company, the Compensation Committee may, at its discretion (i) cancel any outstanding awards in exchange for a cash payment of an amount equal to the difference between the then fair market value of the award less the option or base price of the award, (ii) after having given the award holder a chance to exercise any outstanding options, terminate any or all of the award holder’s unexercised options, or (iii) where we are not the surviving corporation, cause the surviving corporation to assume or replace all outstanding awards with comparable awards.

Federal Tax Consequences of Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in federal taxable income to an option holder or a deduction to us. Only our employees may receive incentive stock options. To receive special tax treatment as an incentive stock option under the Code as to shares acquired upon exercise of an incentive stock option, an option holder must neither dispose of such shares within two years after the incentive stock option is granted nor within one year after the exercise of the option. In addition, the option holder must be an employee at all times between the date of grant and the date three months, or one year in the case of disability, before the exercise of the option. Special rules apply in the case of the death of the option holder. Incentive stock option treatment under the Code generally allows the sale of our common stock received upon the exercise of an incentive stock option to result in any gain being treated as short-term or long-term capital gain to the option holder depending upon the period the stock underlying the incentive stock option has been held, but we will not be entitled to a tax deduction. However, the exercise of an incentive stock option, if the holding period rules described above are satisfied, will give rise to income includable by the option holder in his or her alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the exercise price.

If the holding rules described above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. We will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. The amount of such gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise. Notwithstanding the foregoing, in the event that the exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

No income will be recognized by an option holder at the time a non-qualified stock option is granted. Generally, an option holder will recognize ordinary income at the time a vested non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. We will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a vested non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term capital gain or loss depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Generally, when the shares underlying a non-qualified stock option have vested and are exercised, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the stock at such time and the exercise price paid by the holder for the stock. Subsequently realized changes in the value of the stock generally would be treated as long-term or short-term capital gain or loss, depending on the length of time the shares were held prior to disposition of such shares.

Additional special tax rules may apply to those option holders who are subject to the rules set forth in Section 16 of the Exchange Act. The foregoing tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have special questions.

Federal Tax Consequences of Deferred Stock Awards

A participant realizes no taxable income when a deferred stock award is made. When the deferral period for the award ends and the participant receives shares of Common Stock, the participant will realize ordinary income equal to the fair market value of the shares at that time. A participant’s tax basis (cost) in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when such participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Shares of restricted stock received will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such shares of restricted stock does not make the 83(b) election described below, the participant realizes no taxable income upon the receipt of shares of restricted stock. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will realize ordinary income equal to the fair market value of the shares at that time. Dividends paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the participant. A participant’s tax basis in shares of restricted stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving shares of restricted stock may make an election under section 83(b) of the Internal Revenue Code with respect to the shares. By making a section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account). By making a section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize capital gain or loss with respect to the shares when they are sold. Dividend payments received with respect to shares of restricted stock for which a section 83(b) election has been made will be treated as dividend income, assuming we have adequate current or accumulated earnings and profits. The participant’s tax basis in the shares with respect to which a section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to us, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the section 83(b) election. To make a section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with us, within 30 days after shares of restricted stock are received, and the participant must also attach a copy of such election to his or her federal income tax return for the year in which the shares are received.

Section 162(m)

Section 162(m) of the Code may preclude us from claiming a federal income tax deduction if we pay total remuneration in excess of $1 million to the chief executive officer or to any of the other four most highly compensation officers in any one year. Total remuneration would generally include amounts received upon the exercise of stock options granted under the plan and the value of shares received when restricted shares become transferable or such other time when income is recognized. An exception does exist, however, for performance-based compensation which includes amounts received upon the exercise of stock options pursuant to a plan approved by stockholders that meets certain requirements. The 2004 Plan is intended to make grants of stock options that meet the requirements of performance-based compensation. The 2004 Plan is also intended to make grants of restricted stock and deferred stock to which performance goals are attached that meet the requirements of performance-based compensation. Other awards have been structured with the intent that such awards may qualify as such performance based compensation if so determined by the compensation committee.

Grants under the 2004 Plan

There have been no grants under the 2004 Plan since the Board of Directors approved the 2004 Plan set forth in this proposal; accordingly, the benefits or amounts that will be received as a result of the 2004 Plan are not currently determinable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2004 STOCK-BASED INCENTIVE COMPENSATION PLAN.

The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

The Audit Committee of the Genaera Corporation Board of Directors (the “Audit Committee”) is composed of three directors who are not employees of the Company and operates under a written charter adopted by the Board of Directors, which is filed as Exhibit A to this Proxy Statement. The members of the Audit Committee are Zola P. Horovitz, Ph.D. (Chairman), Osagie O. Imasogie and Robert F. Shapiro. Each year, the Audit Committee recommends to the Board of Directors the selection of the Company’s independent accountants.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent accountant is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent accountants on the basis of information it receives, discussions with management and the independent accountants and the experience of the Audit Committee’s members in business, financial and accounting matters.

In 2003, the Audit Committee met and held discussions with management and the independent accountants periodically. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent accountants matters required to be discussed by applicable auditing standards concerning communications with audit committees.

The Company’s independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee discussed with the independent accountants that firm’s independence. The Committee further considered whether the provision of non-audit services by the Company’s independent accountants is compatible with such accountants maintaining their independence.

The Audit Committee also discussed with senior management the Company’s disclosure controls and procedures and the certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. During 2003, the Company did not engage KPMG LLP to perform any management or financial information systems design consulting services.

In reliance on the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the U.S. Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of KPMG LLP as the Company’s independent accountants for 2004.

MEMBERS OF THE AUDIT COMMITTEE

Zola P. Horovitz, Ph.D., Chairman

Osagie O. Imasogie

Robert F. Shapiro

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 19, 2004 (except as otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock, (ii) by each director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement and (iv) by all current executive officers and directors of the Company as a group.

Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class (3)
HBK Investments L.P. (“HBK”) (4) 300 Crescent Court Suite 700 Dallas, TX 75201	5,613,866	10.8%

Genentech, Inc. (“Genentech”) (4) 1 DNA Way South San Francisco 94080	2,246,888	4.3%

Stuart T. Weisbrod, Ph.D. (5) 230 Park Avenue, Suite 928 New York, NY 10169	2,215,000	4.2%

Biotechnology Value Fund, L.P. (4) Biotechnology Value Fund II, L.P (4) BVF Investments L.L.C. (4) Investment 10, LLC (4) BVF Partners L.P. (4) BVF Inc. (4) (collectively, the “BVF Entities”) 227 West Monroe Street Suite 4800 Chicago, IL 60606	509,200 321,000 784,000 81,000 1,695,200 1,695,200	1.0 0.6 1.5 0.2 3.2 3.2	% % % % % %

Wellington Management Company, LLP (“Wellington”) (4)(6) 75 State Street Boston, MA 02109	608,349	1.2%

Roy C. Levitt, M.D. (7)	859,783	1.6%
Kenneth J. Holroyd, M.D. (8)	467,000	*
Robert F. Shapiro (9)	248,000	*
Zola P. Horovitz, Ph.D. (10)	120,000	*
James B. Wyngaarden, M.D. (11)	65,000	*
R. Frank Ecock (12)	72,500	*
Angeline K. Shashlo	37,500	*
John A. Skolas	0	—
John L. Armstrong	0	—
All current directors and executive officers as a group (9 persons) (13)	1,869,783	3.6%

*	Less than one percent.
(1)	Except for HBK, Genentech, Dr. Weisbrod, the BVF Entities and Wellington, the address of each beneficial owner is c/o Genaera Corporation, 5110 Campus Drive, Plymouth Meeting, Pennsylvania, 19462.

(2)	Nature of ownership consists of sole voting and investment power unless otherwise indicated. The number of shares indicated includes shares issuable upon the exercise of outstanding stock options and warrants held by each individual or group to the extent such options and warrants are exercisable within sixty days of March 19, 2004.
(3)	The percentage for each individual or group is based on 52,197,102 shares that were outstanding as of March 19, 2004 and all shares issuable upon the exercise of outstanding stock options and warrants held by such individual or group to the extent such options and warrants are exercisable within sixty days of March 19, 2004.
(4)	This information is presented in reliance on information disclosed in Schedule 13Gs filed with the Securities and Exchange Commission and reporting as of January 30, 2004 for HBK, February 13, 2004 for Genentech, October 9, 2003 for the BVF Entities and February 12, 2004 for Wellington.
(5)	Includes shares beneficially owned by the following entities with which Dr. Weisbrod is affiliated: Merlin BioMed Group, L.L.C. (“MBG”)—958,000 shares; Merlin BioMed Investment Advisors, L.L.C. (“MBIA”)—1,012,000; Merlin BioMed, L.P. (“MBLP”)—482,022; Merlin BioMed II, L.P. (“MBII”)—236,500 and Merlin BioMed III, L.P. (“MBIII”)—239,478. MBG, the general partner of MBLP, MBII and MBIII, has shared voting and dispositive power of the 958,000 shares owned in the aggregate by those entities and disclaims beneficial ownership of all such shares. MBIA, MBLP, MBII and MBIII each have shared voting and dispositive power with respect to the number of shares that they beneficially own. Dr. Weisbrod has sole voting and dispositive power with respect to 100,000 shares, and shared voting and dispositive power with respect to 2,215,000 shares, which shares include 145,000 shares owned by members of Dr. Weisbrod’s immediate family. Dr. Weisbrod disclaims beneficial ownership of all but the 100,000 shares for which he has sole voting and dispositive power. The information in this note is as of December 2, 2002 and is presented in reliance on information disclosed in Amendment No. 2 to a Schedule 13D filed with the Securities and Exchange Commission by the Merlin BioMed Group.
(6)	Of the shares reported, Wellington shares dispositive and voting power with respect to all 608,349 shares. The shares are owned of record by clients of which Wellington is an investment advisor.
(7)	With respect to Dr. Levitt, includes 752,500 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004, and 2,120 shares of common stock owned by members of Dr. Levitt’s immediate family.
(8)	With respect to Dr. Holroyd, includes 429,250 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004, and 9,000 shares of common stock held in a joint account where voting and investment power are shared.
(9)	With respect to Mr. Shapiro, includes 60,000 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004.
(10)	With respect to Dr. Horovitz, includes 91,250 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004.
(11)	With respect to Dr. Wyngaarden, includes 60,000 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004.
(12)	With respect to Mr. Ecock, includes 40,000 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004.
(13)	Includes 1,463,000 shares of common stock issuable upon exercise of options exercisable within sixty days of March 19, 2004.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth for the years ended December 31, 2003, 2002 and 2001 certain compensation awarded, earned or paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2003 and who received in excess of $100,000 for services rendered to the Company (the “Named Executive Officers”).

Summary Compensation Table

	Year	Annual Compensation				Long-Term Compensation		All Other Compensation
Name and Principal Position		Salary		Bonus		Restricted Stock Awards (1)	Securities Underlying Options
Roy C. Levitt, M.D. President and Chief Executive Officer	2003 2002 2001	$ $ $	343,750 325,000 325,000	$	— — 85,000	$8,756 — —	50,000 200,000 80,000	$ $ $	9,000 9,000 9,000	(5) (5) (5)

John L. Armstrong, Jr. Executive Vice President, Business Development and CMC (2)	2003		$46,132		—	—	100,000		—

Kenneth J. Holroyd, M.D. Executive Vice President and Chief Operating Officer (3)	2003 2002 2001	$ $ $	325,000 292,916 275,237	$	— — 75,000	$5,838 — —	35,000 165,000 75,000		— — —

Angeline K. Shashlo Senior Vice President, Regulatory Affairs, Quality Assurance and Project Management	2003 2002	$ $	195,833 97,500	$ $	20,000 5,000	— —	25,000 150,000	$	— 66,830	(6)

John A. Skolas Senior Vice President, Chief Financial Officer, General Counsel and Secretary (4)	2003		$40,277		—	—	100,000		—

(1)

Restricted stock awards were granted under our Amended 1998 Equity Compensation Plan. Issuances occur in equal installments over four years on the anniversary of the initial determination by the Compensation Committee, provided that the grantee remains an employee or director of the Company. Dividends are not paid on unvested restricted stock awards. In 1998, the Compensation Committee awarded an aggregate of 56,000 shares of common stock to certain named executive officers, as follows: Dr. Levitt 36,000 shares, of which 9,000 shares were issued in each of the years 1999, 2000, 2001 and 2002; and Dr. Holroyd 20,000 shares, of which 5,000 shares were issued in each of the years 1999, 2000, 2001 and 2002. In 1999, the Compensation Committee awarded an aggregate of 12,500 shares of common stock to certain named executive officers, as follows: Dr. Levitt 7,500 shares, of which 1,875 shares were issued in each of the years 2000, 2001, 2002 and 2003; and Dr. Holroyd 5,000 shares, of which 1,250 shares were issued in each of the years 2000, 2001 , 2002 and 2003. In 2000, the Compensation Committee awarded an aggregate of 12,500 shares of common stock to certain named executive officers, as follows: Dr. Levitt 7,500 shares, of which 1,875 shares were issued in 2001, 2002 and 2003; and Dr. Holroyd 5,000 shares, of which 1,250 shares were issued in each of the years 2001, 2002 and 2003. In 2001 and 2002, the Compensation Committee did not grant any restricted stock awards. At December 31, 2003, Drs. Levitt and Holroyd had 1,875 and 1,250 shares, respectively, of unvested restricted stock outstanding, which had fair market values of $6,131 and $4,088, respectively. In 2003, the Compensation Committee granted Mr. Armstrong 50,000 shares of restricted stock, all of which are unvested as of December 31, 2003 and had a fair market value of

$163,000. Year-end values are based upon a price of $3.27 per share, which was the closing market price of a share of our common stock on December 31, 2003.
(2)	Mr. Armstrong joined us and was appointed an executive officer in October 2003.
(3)	Dr. Holroyd ceased to be an executive officer in March 2004.
(4)	Mr. Skolas joined us and was appointed an executive officer in October 2003.
(5)	Other annual compensation represents an automobile allowance.
(6)	Represents relocation expense reimbursed to Ms. Shashlo by us.

STOCK OPTIONS

The following table sets forth information regarding stock options granted during the fiscal year ended December 31, 2003 to our executive officers named below:

Option Grants in Last Fiscal Year

	Individual Grants (1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2003	Exercise Price (2)	Expiration Date
Name					5%	10%
Roy C. Levitt, M.D.	50,000	4%	$2.74	07/23/2013	$86,159	$218,343

John L. Armstrong, Jr.	100,000	9%	$4.45	10/27/2013	$279,858	$709,215

Kenneth J. Holroyd, M.D.	35,000	3%	$2.74	07/23/2013	$60,311	$152,840

Angeline K. Shashlo	25,000	2%	$2.74	08/07/2012	$43,079	$109,171

John A. Skolas	100,000	9%	$5.19	10/20/2013	$326,396	$827,152

(1)	Options are non-qualified stock options to acquire shares of common stock with a stated term of ten years, vesting in four equal annual installments beginning one year after the date of grant. If a “change of control” (as defined in the Amended 1998 Equity Compensation Plan) were to occur, these options would become immediately exercisable in full.
(2)	We granted options at an exercise price equal to the fair market value of our common stock on the date of grant, as determined by our Board of Directors.
(3)	Potential realizable values are based on an assumption that the stock price of the common stock starts equal to the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder’s continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table. These assumptions are not intended to forecast future appreciation of our common stock.

The following table sets forth certain information regarding stock option exercises during 2003 and the value of vested and unvested options for the persons named in the Summary Compensation Table as of

December 31, 2003. Year-end values are based upon a price of $3.27 per share, which was the closing market price of a share of our common stock on December 31, 2003, and represents the difference between $3.27 per share and the exercise price per share of the options.

Aggregated Option Exercises in Last Year and Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Roy C. Levitt, M.D.	—	$—	752,500	282,500	$256,625	$407,575
John L. Armstrong	—	$—	—	100,000	$—	$—
Kenneth J. Holroyd	—	$—	429,250	231,250	$198,388	$327,813
Angeline K. Shashlo	—	$—	37,500	137,500	$84,500	$266,750
John A. Skolas	—	$—	—	100,000	$—	$—

OTHER FORMS OF COMPENSATION

Equity Compensation Plan Information

The following table provides aggregate information as of December 31, 2003 regarding our equity compensation plans, including the Amended 1998 Equity Compensation Plan and the 1992 Stock Option Plan (the “1992 Plan”). As a result of the expiration of the 1992 Plan in 2002, no additional option grants will be made under the 1992 Plan.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights, and lapse of restrictions on restricted stock	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,136,250	$3.88	326,375
Equity compensation plans not approved by security holders	—	—	—

Total	4,136,250	$3.88	326,375

(1)	Does not include restricted stock, as exercise price is determined on date of issuance, not date of grant.

The 1998 Equity Compensation Plan

We adopted the 1998 Equity Compensation Plan to assist us in attracting officers and other employees, non-employee directors, and consultants and advisors and to allow these individuals to acquire and maintain shares of our common stock. We believe that stock ownership will strengthen these individuals’ concern for our long-term welfare and their desire to remain employed by us.

The 1998 Equity Compensation Plan provides participants with the ability to receive awards of incentive stock options, nonqualified stock options and stock awards. The 1998 Plan was originally effective on February 11, 1998 and was amended by the Board of Directors on March 9, 2001, to change the name from the Magainin Pharmaceuticals, Inc. 1998 Equity Compensation Plan and on March 21, 2001, to increase the number of shares authorized to be issued under the 1998 Plan to 3,500,000 shares. The 1998 Plan was approved by the shareholders on May 16, 2001 and is hereinafter referred to as the Amended 1998 Plan. As of March 19, 2004, options to purchase 257,625 shares remain available for issuance under the 1998 Equity Compensation Plan.

In general, a committee of two or more non-employee directors appointed by our Board of Directors administers the Amended 1998 Plan. Each committee member serves until he resigns or until he is replaced by the Board. The committee has the sole authority to determine which employees, non-employee directors and consultants will receive discretionary awards under the Amended 1998 Plan, the terms of the awards, including timing and type of award, the duration of any applicable exercise or restriction period, the number of shares subject to the award, and the value of the award. The committee also has the authority to administer and interpret the Amended 1998 Plan and any agreements or instruments issued under the Amended 1998 Plan. The committee’s determinations under the Amended 1998 Plan are final and are not required to be uniform as to all participants in the Amended 1998 Plan.

The following persons are also eligible to receive awards under the Amended 1998 Plan:

•	Our employees and the employees of our subsidiaries, if any.

•	Our non-employee directors and the non-employee directors of our subsidiaries.

•	Our consultants and advisors and the consultants and advisors of our subsidiaries.

The Amended 1998 Plan authorizes us to issue up to 3,500,000 shares of our common stock pursuant to awards, but not more than 25% of the 3,500,000 shares may be issued or transferred as awards of restricted stock. The Amended 1998 Plan also provides that the maximum number of shares that may be subject to grant to any individual during a calendar year is 250,000 shares. To the extent an award lapses or the rights of the holder of an award lapse, the shares subject to such awards will again be available under the Amended 1998 Plan. The committee shall adjust the shares subject to the Amended 1998 Plan to reflect changes in our common stock on account of dividends payable in our stock, spin-offs, stock splits, recapitalization, reorganizations, recapitalizations, mergers, consolidations, exchanges, or other relevant changes in our capitalization. We may either directly issue or purchase on the open market the shares that will be used to make awards under the Amended 1998 Plan.

The following types of awards are available under the Amended 1998 Plan:

•	Incentive Stock Options

•	Nonqualified Stock Options

•	Restricted Stock

The committee will determine the exercise price and exercisability of the stock option, which will each be set forth in a stock option grant instrument. The exercise price of an option may not be less than the fair market value of a share of our stock on the date of grant. If you receive an incentive stock option and you own more than 10% of the voting power of our stock or the stock of a subsidiary, the exercise price of an incentive stock option must be at least equal to 110% of the fair market value of our stock on the date of grant. The committee cannot amend the option to decrease the exercise price below the fair market value of our stock on the date of grant. In addition, the committee may not substitute or exchange the option for an option with an exercise price below the fair market value of our stock on the date of grant of the original option. The committee will also determine the exercise term of each option and will set forth the exercise term in a stock option grant instrument. However, the term of an option may not exceed ten years from the date of grant.

Restricted stock is an award of our common stock that is subject to restrictions. The committee will determine whether restricted stock will be granted, the number of shares subject to the award, the period during which the restrictions applicable to the award will lapse, and any other terms, conditions or restrictions applicable to the restricted stock. Unless the committee determines otherwise, eligible persons will be entitled to receive a stock certificate or stock certificates when the restrictions on shares subject to their restricted stock award have lapsed. Our employees, non-employee directors and consultants and the employees, directors and consultants of our subsidiaries are eligible to receive restricted stock awards under the Amended 1998 Plan. Until the restrictions on the restricted stock lapse, they may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the restricted stock. Unless the committee determines otherwise, they may vote the shares subject to their restricted stock and receive dividends or any other distributions paid on the shares, subject to the any restrictions imposed by the committee. Unless the committee determines otherwise, if an eligible person ceases to be employed by, or to provide service to us for any reason, their award of restricted stock will terminate and all shares that are subject to restrictions must be immediately returned to us.

Unless the Board provides otherwise, no additional awards will be granted under the Amended 1998 Plan after February 10, 2008. However, the termination of the Amended 1998 Plan will not affect the outstanding awards, unless we receive the holders consent, and will not impair the committee’s authority with respect to such awards.

Executive Arrangements

In January 1996, we entered into an employment agreement with Dr. Levitt pursuant to which, among other things, Dr. Levitt will receive up to an additional 75,000 options in the event certain milestones are achieved in a certain area of research and development. Dr. Levitt is entitled to receive twelve month’s base salary in the event that his employment is terminated by us without “cause,” which is reduced or eliminated if he becomes subsequently employed elsewhere within that period. All of our other executive officers are entitled to receive from six to twelve months’ base salary in the event that their employment is terminated by us without “cause” pursuant to individual employment agreements.

We do not currently grant any long-term incentives, other than stock options, to our executives or other employees. Similarly, we do not sponsor any defined benefit or actuarial plans at this time.

In 2003, we entered into employment contracts with John A. Skolas as Senior Vice President, Chief Financial Officer, General Counsel and Secretary, and John L. Armstrong Jr. as Executive Vice President. In conjunction with their employment, we granted each 100,000 options and granted Mr. Armstrong 50,000 shares of restricted stock.

The following Compensation Committee Report and Comparative Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT

Compensation Philosophy

The Compensation Committee of the Board of Directors (the “Compensation Committee”) believes that a well-designed compensation program should align the goals of the stockholders with the goals of the executive, and that a significant portion of executive compensation, over the long-term, should be dependent upon the value created for the stockholders. However, the Compensation Committee recognizes that, in the short-term, the value of the Company will be affected by many factors, some of which are transient in nature and beyond the control of the Company’s executives. This is especially true in the biotechnology industry, which is characterized by a large number of small companies, long product lead times, highly volatile stock prices, and few commercial products.

In order to attract and retain qualified executives in such an environment, the Compensation Committee attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for stockholders with components based upon the achievement of shorter-term strategic goals. These goals generally include the progress of research and drug development programs, adherence to budgets, strengthening of the Company’s financial position and success in entering into appropriate business collaborations. The Compensation Committee expects that the achievement of these shorter-term goals will contribute to the long- term success of the Company. In light of the Company’s need to develop its technology into viable products, progress toward achievement of research and development objectives is the most significant individual factor considered in determining compensation levels.

The Company competes with both biotechnology companies and pharmaceutical companies in the hiring and retention of qualified personnel. Particularly as compared to the pharmaceutical industry, the cash compensation of the Company’s executives is below those levels available to executives of similar background and experience. Likewise, the Company does not offer the type of retirement benefits often available at such other entities. The Company therefore must place greater emphasis on long-term compensation, principally including the grant of stock options and awards.

The Company’s compensation program for executive officers is comprised of base salary, performance bonuses, longer-term incentive compensation in the form of stock options and awards and benefits available generally to all of the Company’s employees. The process utilized by the Compensation Committee in determining executive officer compensation levels for each of these components is based on the Compensation Committee’s subjective judgment and the other factors noted herein.

Compensation Components

Base Salary.    Base salary levels for the Company’s executive officers are reviewed on an annual basis by the Compensation Committee. In conducting this review, the Compensation Committee considers the various items noted above, including competitive factors and industry trends, as well as performance within the Company and changes in job responsibility. The Compensation Committee also reviews certain compensation information publicly available and gathered informally, including merit increase data, and also considers salary history at the Company. On August 1, 2003, Dr. Levitt’s base salary of $325,000 increased to $370,000. Other members of senior management received salary increases in consideration of promotions and increases in responsibilities within the Company.

Performance Bonus Compensation.    The Compensation Committee annually considers awards of cash bonuses to executives in order to provide a direct financial incentive to achieve Company and individual objectives, generally related to the goals described above. Specific objectives are determined yearly as part of the Company’s annual operating plan and budget. The granting of any such bonus is totally discretionary and is determined based upon the Compensation Committee’s evaluation of each executive’s performance in attaining such corporate and individual goals and objectives. Performance bonuses are expected to represent a significant portion of executives’ total cash compensation. In 2003, the Compensation Committee did not award cash bonuses to the Company’s executive officers in light of the Company’s financial resource limitations, with the exception of Ms. Shashlo who was awarded a one-time bonus in the amount of $20,000 in recognition of certain accomplishments.

Stock Option Grants.    The objective of option grants is to align the long-term financial interests of the option holder with the financial interests of the Company’s stockholders. Stock option exercise prices are set at the prevailing market price at the time of grant, and stock options will only have value if the Company’s stock price increases. The Company, as with all biopharmaceutical companies, relies heavily upon stock option grants. Without such incentives, it would not be possible to attract and retain qualified managers or scientists. The Compensation Committee generally considers stock option grants at hiring and on an annual basis as a means to continue to provide incentives to the Company’s senior managers to work toward increasing stockholder value;

however, the granting of any such options is totally discretionary. In order to assess competitive factors, the Committee also analyzes data relating to option grants being awarded to executives of other biopharmaceutical companies.

In 2003, the Compensation Committee made grants of stock options to executive officers aggregating 310,000 shares, which include grants aggregating 200,000 shares made upon the initial employment of certain executive officers of the Company. The exercise price of the grant of 110,000 shares made to executive officers not in connection with their initial employment with the Company was $2.74, which was the fair market value on the date of each grant.

Payments during 2003 to the Company’s executives under the various programs discussed above were made in accordance with the provisions of Section 162(m) of the Internal Revenue Code, which became effective on January 1, 1994. Section 162(m) limits the deduction that may be claimed by a public company for compensation paid to certain individuals to $1,000,000, except to the extent that any excess compensation is performance-based compensation. The definition of performance-based compensation includes compensation deemed payable on the exercise of certain stock options. The exercised stock options must have an exercise price equal to the fair market value of the option shares on the grant date to qualify as performance-based compensation. The 1998 Plan is designed to ensure that the exercise of such stock options will qualify as performance-based compensation. In accordance with current regulations, the Compensation Committee believes that the amounts realized upon the exercise of stock options will qualify as performance-based compensation.

MEMBERS OF THE COMPENSATION COMMITTEE

Zola P. Horovitz, Ph.D. (Chairman)

R. Frank Ecock

Robert F. Shapiro

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Dr. Horovitz and Messrs. Ecock and Shapiro. There are currently no Compensation Committee interlocks or insider participation related to members of the Compensation Committee.

COMPARATIVE STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return of our common stock with the cumulative total stockholder return of (i) the NASDAQ Stock Market (U.S.) Index (the “NASDAQ Index”), (ii) the Index of NASDAQ Pharmaceutical Stocks (the “Pharmaceutical Index”) and (iii) the NASDAQ Biotechnology Index (the “Biotechnology Index”), assuming an investment of $100 on December 31, 1998 in each of our common stock, the stocks comprising the NASDAQ Index, the stocks comprising the Pharmaceutical Index and the stocks comprising the Biotechnology Index, and further assuming reinvestment of dividends. The graph commences as of December 31, 1998. For this Proxy Statement, we have added the Biotechnology Index to the comparison below, and will discontinue use of the Pharmaceutical Index in future comparisons, because we believe that the companies that comprise the Biotechnology Index more closely reflect Genaera’s current peer industry group.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG GENAERA CORPORATION,

THE NASDAQ STOCK MARK (U.S.) INDEX,

THE NASDAQ PHARMACEUTICAL INDEX

AND THE NASDAQ BIOTECHNOLOGY INDEX

* $100 INVESTED ON 12/31/98 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS.  FISCAL YEAR ENDING DECEMBER 31.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater-than-ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports received by us and written representations from certain reporting persons, we believe that during the year ended December 31, 2003 all filing requirements applicable to our officers, directors and ten-percent stockholders were satisfied.

OTHER MATTERS FOR THE 2004 ANNUAL MEETING

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the accompanying proxy will vote the shares represented thereby in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the Proxy Statement and form of proxy relating to the 2005 annual meeting, such proposals must be received by us no later than December 15, 2004. Proposals should be directed to the attention of the Office of the Corporate Secretary, 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462. Under Securities and Exchange Commission rules, stockholders wishing to have a proposal presented at an annual meeting must submit the proposal to us so that the Secretary of the Company receives it not less than 120 days prior to the first anniversary of the date of this proxy statement; provided, however, that in the event the date of the meeting is advanced by more than 30 days from the date of the 2004 annual meeting of stockholders, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.

Securities and Exchange Commission rules establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The deadline for these proposals for the 2005 annual meeting is February 14, 2005 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, the Company’s proxy holders will be allowed to use their discretionary authority to vote against the stockholder proposal when and if the proposal is raised at our 2005 Annual Meeting

By Order of the Board of Directors,

/s/ John A. Skolas
JOHN A. SKOLAS Secretary

Plymouth Meeting, Pennsylvania

April 1, 2004

EXHIBIT A

GENAERA CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    Audit Committee Purpose. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.

The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an open avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities and duties, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    Audit Committee Composition and Meetings.

Audit Committee members shall meet the requirements of the National Association of Securities Dealers (“Nasdaq”).

The Audit Committee shall be comprised of two or more directors, as required by Nasdaq subject to the Nasdaq transition rules, and as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, or will be able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Minutes of each meeting shall be prepared and sent to Committee members and to all member of the Company’s Board. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors in the event of any significant findings resulting from the auditors’ quarterly limited review procedures.

III.    Audit Committee Responsibilities and Duties.

The Committee’s primary responsibility is one of oversight and it recognizes that Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Committee recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

Review Procedures

1.    Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published in accordance with SEC regulations.

2.    Review the Company’s annual audited financial statements, including any certification, report, opinion, or review rendered by the independent auditors, prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.    In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

4.    Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements on Form 10-Q prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5.    The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives for the Company’s stockholders. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.    Approve the fees and other significant compensation to be paid to the independent auditors.

7.    Be responsible for insuring its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Statement No. 1, and for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take appropriate action to oversee the independence of the outside auditors.

8.    Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and audit approach.

9.    Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.    Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

11.    Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

12.    On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

13.    Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

14.    Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

15.    Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

EXHIBIT B

GENAERA CORPORATION

CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

Purpose

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Genaera Corporation, a Delaware corporation (the “Company”), will be to (i) identify, review and evaluate candidates to serve as directors of the Company; (ii) serve as a focal point for communication between such candidates, non-committee directors and the Company’s management; and (iii) recommend such candidates to the Board. In carrying out its duties, the Committee may take into account all factors it considers appropriate, including but not limited to ensuring that (a) a majority of directors satisfy the “independence” requirements of The NASDAQ Stock Market, Inc., the Securities and Exchange Commission or other appropriate governing body and (b) the Board as a whole is comprised of directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.

Composition

The Committee will be comprised of one or more members of the Board. The members of the Committee will be appointed by and serve at the discretion of the Board. Unless a Chairman is elected by the full Board, members of the Committee shall designate a Chairman by majority vote of the full Committee membership. Each Committee member shall satisfy the “independence” requirements of The NASDAQ Stock Market, Inc. Determination of the true, actual and effective independence of any Committee will be made by the Board.

Functions and Authority

The operation of the Committee will be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law. The Committee will have the full power and authority to carry out the following responsibilities:

1.	Identify potential candidates for membership on the Board;

2.	Gather information on such candidates and conduct interviews and meetings with such candidates or their references;

3.	Make recommendations to the Board regarding candidates for membership on the Board;

4.	Make recommendations to the Board regarding overall Board composition and makeup;

5.	Adopt procedures for the submission of recommendations by stockholders as it deems appropriate;

6.	Perform such other functions and have such power as may be necessary or convenient in the efficient discharge of the foregoing; and

7.	Report to the Board from time to time, or whenever it shall be called upon to do so.

Meetings

The Committee will hold meetings as and when the Committee deems appropriate. Officers of the Company may attend any meeting of the Committee at the Committee’s invitation, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings. The Committee shall

B-1

report to the Board on significant results of its activities. The Chairman of the Board or any member of the Committee may call meetings of the Committee. At least half the members of the Committee will constitute a quorum with a majority of votes of those Committee members present at a meeting in which a quorum has been established being sufficient to adopt a resolution or other wise take action. The Committee shall have the authority to establish additional rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

The Committee may, in its discretion, retain and terminate any search firm to be used to assist it in identifying candidates to serve as directors. The Company shall provide appropriate funding, as determined by the Committee and approved by vote of a majority of the independent members of the Board of Directors, for the Committee to retain such search firms.

Minutes and Reports

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board from time to time, or whenever so requested by the Board.

Effective Date

The Board adopted this Nominating Committee Charter effective as of March 2, 2004.

B-2

EXHIBIT C

GENAERA CORPORATION

2004 STOCK-BASED INCENTIVE COMPENSATION PLAN

1.    Purpose of the Plan

The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued Employees, Consultants and Directors by offering them a greater stake in the Company’s success and a closer identification with it, and to encourage ownership of the Company’s stock by such Employees, Consultants and Directors.

2.    Definitions

2.1    “Affiliate” means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2    “Award” means an award of Deferred Stock, Restricted Stock or Options under the Plan.

2.3    “Board” means the Board of Directors of the Company.

2.4    “Cause” means the Participant’s (i) willful misconduct with respect to the business and affairs of the Company or any Subsidiary or Affiliate thereof; (ii) gross neglect of duties or failure to act which materially and adversely affects the business or affairs of the Company or any Subsidiary or Affiliate thereof; (iii) commission of an act involving embezzlement or fraud or conviction for any felony; or (iv) the breach of an employment or consulting agreement with the Company or any Subsidiary or Affiliate thereof. The Committee shall have the sole discretion to determine whether “Cause” as set forth in (i), (ii), (iii) or (iv) above exists, and its determination shall be final.

2.5    “Change of Control” means occurrence of any of the following:

(a)    Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the then outstanding securities of the Company;

(b)    During any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of the period except for changes approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period;

(c)    The shareholders of the Company approve an agreement providing for (A) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect Directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation, or (B) the sale or other disposition of all or substantially all the assets of the Company, or a liquidation, dissolution or statutory exchange of the Company; or

(d)    Any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 40% or more of the voting power of the then-outstanding securities of the Company.

2.6    “Code” means the Internal Revenue Code of 1986, as amended.

2.7    “Common Stock” means the common stock of the Company, par value $.002 per share, or such other class or kind of shares or other securities resulting from the application of Section 9.

2.8    “Company” means Genaera Corporation, a Delaware corporation, or any successor corporation.

2.9    “Committee” means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a member of the Board, a Non-Employee Director and an Outside Director.

2.10    “Consultant” means a consultant or advisor to the Company, its Subsidiaries or Affiliates who is not an Employee.

2.11    “Deferred Stock” means an Award made under Section 6 of the Plan to receive Common Stock at the end of a specified Deferral Period.

2.12    “Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

2.13    “Director” means a member of the Board.

2.14    “Disability” means disabled within the meaning of section 22(e)(3) of the Code.

2.15    “Employee” means an officer or other employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

2.16    “Fair Market Value” means, on any given date (i) if shares of Common Stock are then listed on a national stock exchange, the closing sales price per share of Common Stock on the exchange for the last preceding date on which there was a sale of shares of Common Stock on such exchange, as determined by the Committee, (ii) if shares of Common Stock are then listed on the Nasdaq National Market or the Nasdaq SmallCap Market, the closing sales price (or the closing bid price if no sales were reported) per share of Common Stock on the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable, for the last preceding date on which there was a sale of shares of Common Stock on the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable, as determined by the Committee, (iii) if shares of Common Stock are not then listed on a national stock exchange, the Nasdaq National Market or the Nasdaq Small Cap Market but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such shares of Common Stock in such market, as determined by the Committee, or (iv) if shares of Common Stock are not then listed on a national stock exchange or traded on an over-the-counter market, or if the Committee determines that the value as determined pursuant to Section (i), (ii) or (iii) above does not reflect fair market value, the Committee shall determine fair market value after taking into account such factors that it deems appropriate.

2.17    “Holder” means a Participant to whom an Award is made.

2.18    “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

2.19    “1934 Act” means the Securities Exchange Act of 1934, as amended.

2.20    “Non-Employee Director” means a member of the Board who meets the definition of a “non-employee director” under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act.

2.21    “Non-Qualified Option” means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

2.22    “Option” means any stock option granted from time to time under Section 8 of the Plan.

2.23    “Outside Director” means a member of the Board who meets the definition of an “outside director” under Treasury Regulation § 1.162-27(e)(3)(i).

2.24    “Participant” means a Consultant, Director or Employee.

2.25    “Performance Goal” means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of an Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (vii) cash flow of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (viii) return on total assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (ix) return on invested capital of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (x) return on net assets of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (xi) operating income of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (xii) net income of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (xiii) the achievement of certain developmental or commercial milestones achieved by the Company or its products or (xiv) any other goal the Committee deems appropriate.

2.26    “Person” means any individual, partnership, corporation, company, limited liability company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

2.27    “Plan” means the Genaera Corporation 2004 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

2.28    “Restricted Stock” means Common Stock awarded by the Committee under Section 7 of the Plan.

2.29    “Restriction Period” means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

2.30    “Retirement” means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

2.31    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.32    “Ten Percent Shareholder” means a Person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3.    Eligibility

Any Participant is eligible to receive an Award.

4.    Administration and Implementation of Plan

4.1    The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan and the terms of grant instruments which will be entered into with Holders. Notwithstanding the foregoing, the Board may designate one or more of its members or officers of the Company to serve as a secondary committee and delegate to the secondary committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the 1934 Act or section 162(m) of the Code. The secondary committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.

4.2    The Committee’s powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); to grant Awards (other than Incentive Stock Options) that are transferable by the Holder; and to determine the effect, if any, of a change in control of the Company upon outstanding Awards.

4.3    The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

4.4    The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Holder’s achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have discretion to determine the specific targets with respect to each Performance Goal. Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

5.    Shares of Stock Subject to the Plan

5.1    Subject to adjustment as provided in Section 9, the total number of shares of Common Stock available for Awards under the Plan shall be 4,500,000 shares.

5.2    The maximum number of shares of Common Stock subject to Awards that may be granted to any Participant shall not exceed 500,000 during any calendar year (the “Individual Limit”). Subject to Section 5.3, Section 9 and Section 12.7, any Award that is canceled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 9.

5.3    Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the

Individual Limit. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

6.    Deferred Stock

An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period or periods. Such an Award shall be subject to the following terms and conditions:

6.1    Deferred Stock Awards shall be evidenced by Deferred Stock grant instruments. Such grant instruments shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

6.2    Upon determination of the number of shares of Deferred Stock to be awarded to a Holder, the Committee shall direct that the same be credited to the Holder’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof. Prior to issuance and delivery hereunder the Holder shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Holder’s account.

6.3    Subject to the provisions of Section 6.4 concerning Deferred Stock Awards that are subject to the achievement of Performance Goals, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Deferred Stock grant instrument.

6.4    The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Holder’s achievement of one or more Performance Goal(s) specified in the Deferred Stock grant instrument. Unless otherwise specified in a Deferred Stock grant instrument, if the Holder fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Holder, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award. Dividends paid during the Deferral Period on Deferred Stock subject to a Performance Goal shall be reinvested in additional Deferred Stock and the expiration of the Deferral Period for such Deferred Stock shall be subject to the Performance Goal(s) previously established by the Committee.

6.5    The Deferred Stock grant instrument shall specify the duration of the Deferral Period, taking into account termination of employment or service on account of death, Disability, Retirement or other cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Holder shall be issued and delivered to the Holder (or, where appropriate, the Holder’s legal representative) in accordance with the terms of the Deferred Stock grant instrument. The Committee may, in its sole discretion, accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

7.    Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

7.1    Restricted Stock shall be evidenced by Restricted Stock grant instruments. Such grant instruments shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

7.2    Upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

7.3    During the Restriction Period the Holder shall have the right to vote the shares of Restricted Stock. Subject to the provisions of Section 7.4 concerning Restricted Stock Awards that are subject to the achievement of Performance Goals, amounts equal to any dividends declared during the Restriction Period with respect to the number of shares covered by a Restricted Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Restricted Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Restricted Stock grant instrument.

7.4    The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Holder’s achievement of one or more Performance Goal(s) specified in the Restricted Stock grant instrument. Unless otherwise specified in a Restricted Stock grant instrument, if the Holder fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Holder, or the Holder shall forfeit the Award of Restricted Stock and the Common Stock shall be forfeited to the Company. Dividends paid during the Restriction Period on Restricted Stock subject to a Performance Goal shall be reinvested in additional Restricted Stock and the expiration of the Restriction Period for such Restricted Stock shall be subject to the Performance Goal(s) previously established by the Committee.

7.5    The Restricted Stock grant instrument shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment or service on account of death, Disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder’s legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

8.    Options

Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

8.1    Option Grants: Options shall be evidenced by Option grant instruments. Such grant instruments shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

8.2    Specific Option Grants to Directors: Each Director who is not an employee of the Company shall receive an Option to purchase 20,000 shares of Common Stock upon his or her initial election to the Board, and the shares of Common Stock underlying such Options shall vest one-quarter (1/4) per year that such Director remains a Director for four years beginning on the first anniversary of the grant. Beginning at the 2004 annual meeting of the stockholders of the Company and at each annual meeting of the stockholders of the Company held thereafter while the Plan is in effect, each Director continuing as such after such meeting who is not an employee of the Company shall receive an Option to purchase 20,000 shares of Common Stock, and the shares of Common Stock underlying such Options shall vest one-quarter (1/4) per year that such Director remains a Director for four years beginning on the first anniversary of the grant; provided, however, that in the event a Director resigns from the Board other than for Cause prior to such four-year anniversary, the vesting of such Option shall accelerate so that such Option becomes immediately exercisable with respect to one-forty-eighth (1/48) of the shares of Common Stock underlying such Option for each full month that has elapsed between the date of the grant of such Option and the date of such resignation. Notwithstanding anything to the contrary in the Plan, the price per share at which Common Stock may be purchased upon the exercise of an Option granted pursuant to this Section 8.2 shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.

8.3    Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but, in the case of grants of Incentive Stock Options, shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The option price per share for Non-Qualified Options may not be less than the Fair Market Value of a share of Common Stock on the date of grant.

8.4    Term of Options: The Option grant instruments shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder and ten years in the case of all other Incentive Stock Options). The Committee may, in its sole discretion, accelerate the time at which an Option vests. The Committee may, in its sole discretion, extend the period of exercise for Options that have vested.

8.5    Incentive Stock Options: Each provision of the Plan and each Option grant instrument relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option grant instrument thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. Incentive Stock Options may only be granted to Employees; provided, however, that they may not be granted to employees of Affiliates. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

8.6    Restrictions on Transferability of Incentive Stock Options: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the Person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

8.7    Payment of Option Price: The option price of the shares of Common Stock upon the exercise of an Option shall be paid: (i) in full in cash at the time of the exercise, (ii) with the consent of the Committee, in whole or in part in Common Stock held by the Holder for at least six months valued at Fair Market Value on the date of exercise, or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Holder for at least six months (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

8.8    Termination by Death: Unless otherwise provided in an Option grant instrument, if a Holder’s employment or service by the Company, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of death) by, where appropriate, the Holder’s transferee or by the Holder’s legal representative, for a period of 12 months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

8.9    Termination by Reason of Disability: Unless otherwise provided in an Option grant instrument, if a Holder’s employment or service by the Company, a Subsidiary or Affiliate terminates by reason of Disability, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 12 months from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.10    Termination by Reason of Retirement: Unless otherwise provided in an Option grant instrument, if a Holder’s employment by or service with the Company, a Subsidiary or Affiliate terminates by reason of Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.11    Termination Not for Cause: Unless otherwise provided in an Option grant instrument, if a Holder’s employment by or service with the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate not for Cause, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.12    Termination for Cause: Unless otherwise provided in an Option grant instrument, if a Holder’s employment or service with the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate for Cause, all unexercised Options awarded to the Holder shall terminate on the date of such termination.

8.13    Termination for Other Reason: Unless otherwise provided in an Option grant instrument, if a Holder’s employment or service with the Company, a Subsidiary or Affiliate terminates for any reason not specified in this Section 8 (including voluntary termination), any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.14    Continuation of Service: Notwithstanding anything to the contrary in this Section 8, a Holder’s cessation of service as an Employee, Director or Consultant other than for Cause shall not be treated as a termination under this Section 8 if the Holder continues without interruption to serve thereafter in a material manner in one (or more) of such other capacities, as determined by the Committee in its sole discretion.

9.    Changes in Capitalization; Change of Control

9.1    In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders of the Company other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

9.2    Upon a Change of Control and unless the Committee determines otherwise, the Committee shall fully vest all Awards made under the Plan. In addition, upon a Change of Control, the Committee may, at its discretion (i) cancel any outstanding Awards in exchange for a cash payment of an amount equal to the difference between the then Fair Market Value of the Award less the option or base price of the Award, (ii) after having given the Award Holder a chance to exercise any outstanding Options, terminate any or all of the Award Holder’s unexercised Options, or (iii) where the Company is not the surviving corporation, cause the surviving corporation to assume or replace all outstanding Awards with comparable awards.

9.3    The judgment of the Committee with respect to any matter referred to in this Section 9 shall be conclusive and binding upon each Holder without the need for any amendment to the Plan.

10.    Effective Date, Termination and Amendment

The Plan shall become effective on March 22, 2004, subject to shareholder approval. Options granted under the Plan prior to such shareholder approval shall expressly not be exercisable prior to such approval. The Plan shall remain in full force and effect until the earlier of ten years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval which shall (i) increase (except as provided in Section 9) the total number of shares available for issuance pursuant to the Plan; (ii) change the class of Participants eligible to be Holders; (iii) modify the Individual Limit (except as provided Section 9) or the categories of Performance Goals set forth in Section 4.4; or (iv) change the provisions of this Section 10. Termination of the Plan pursuant to this Section 10 shall not affect Awards outstanding under the Plan at the time of termination.

11.    Transferability

Except as provided in Section 8.6 and this Section 11, Awards may not be pledged, assigned or transferred for any reason during the Holder’s lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Holder during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the grant instrument entered into with the Holder. The transferee of the Holder shall, in all cases, be subject to the provisions of the grant instrument between the Company and the Holder.

12.    General Provisions

12.1    Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee or Consultant any right with respect to continuance of employment or service by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment or service of any Employee or Consultant at any time.

12.2    Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Subsidiaries, or their officers or the Committee, on the one hand, and any Participant, the Company, its Subsidiaries or any other Person or entity, on the other.

12.3    For purposes of this Plan, neither (i) transfer of employment between the Company and its Subsidiaries and Affiliates nor (ii) transfer of status from Employee to Consultant shall be deemed termination of employment.

12.4    Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options, the Company shall have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Grant instruments evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

12.5    Without amending the Plan, Awards may be granted to Participants who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

12.6    To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

12.7    The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, except as provided in Section 9, no Award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval if the effect would be to reduce the exercise price for the shares underlying the Award. The Committee may amend Awards without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder’s consent is required to any such amendment.

12.8    All shares of Common Stock purchased upon the exercise of an Option or issued pursuant to an Award of Deferred Stock or Restricted Stock shall be subject to restrictions on transfer pursuant to applicable securities laws and such other agreements as the Committee shall deem appropriate and shall bear a legend subjecting such shares to those restrictions on transfer in accordance with the applicable Award. The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under any other applicable law, regulation, rule or agreement.

12.9    The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock purchased upon the exercise of an Option or issued pursuant to an Award of Deferred Stock or Restricted Stock upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of such shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of such shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

PROXY	GENAERA CORPORATION	PROXY

Annual Meeting of Stockholders, May 11, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roy C. Levitt, M.D. and John A. Skolas, or either one of them acting singly, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Genaera Corporation to be held on May 11, 2004, and any adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting, or any adjournments thereof, all as set forth in the April 1, 2004 Proxy Statement.

PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.

1.	Election of the following six nominees for directors: R. Frank Ecock, Zola P. Horovitz, Ph.D., Osagie O. Imasogie, Roy C. Levitt, M.D., Robert F. Shapiro, and James B. Wyngaarden, M.D.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES FOR DIRECTORS.

For all nominees	☐	Withhold for all nominees	☐	Withhold for the following only: (Write the names of the nominee(s) in the space below)

2.	Ratification of the appointment of KPMG LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF KPMG LLP

AS INDEPENDENT ACCOUNTANTS.

For ☐	Against ☐	Abstain ☐

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

3.	To approve the Company’s 2004 Stock-Based Incentive Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE

COMPANY’S STOCK-BASED INCENTIVE COMPENSATION PLAN.

For ☐	Against ☐	Abstain ☐
4.	To vote on such other matters that may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY

STATEMENT AND ANNUAL REPORT OF GENAERA CORPORATION.

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated	, 2004

Signature

Signature (if held jointly)

I plan to attend the meeting: Yes ☐ No ☐

This Proxy will be voted FOR all nominees and FOR all other proposals unless otherwise indicated,

and in the discretion of the proxies on all other matters properly brought before the meeting.

PLEASE DATE, SIGN AND RETURN PROMPTLY.